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                                                                   EXHIBIT 10.18

                               US ONCOLOGY, INC.
                         CHIEF EXECUTIVE OFFICER STOCK
                           OPTION PLAN AND AGREEMENT

     This Stock Option Plan and Agreement (this "Agreement") between US Oncology, Inc., a Delaware corporation (the "Company"), and R. Dale Ross ("Optionee") sets forth the terms and conditions of a grant by the Company to Optionee of an option to purchase shares of the Company's Common Stock (as herein defined).

     Section 1. Definitions. As used herein the words and phrases below shall have the following meanings:

          a. "Board" shall mean the Board of Directors of the Company, or an authorized committee thereof.

          b. "Change in Control" shall mean (i) the acquisition by any person or entity (including a "group" as defined in Section 13(d)(3) of the Exchange Act, but excluding any person or entity that was a stockholder, or an affiliate of a stockholder, of the Company on the effective date of this Stock Option Plan and Agreement) of beneficial ownership of, or voting control over, thirty percent (30%) or more of the outstanding Common Stock or (ii) approval by the Company's stockholders of a definitive agreement
     (A) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Company would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all of the assets of the Company.

          c.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          d. "Common Stock" shall mean the common stock of the Company, $.01 par value per share.

          e. "Disability" shall mean that Optionee is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than one hundred eighty (180) days. The Company's determination as to whether Optionee has incurred a Disability shall be made in good faith by the Board based on the opinion of a licensed physician.

          f. "Exchange Act" shall mean the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          g. "Fair Market Value" shall mean, with respect to a share of Common Stock on any date herein specified, the average daily Closing Price per share of Common Stock
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     for the ten (10) consecutive trading days commencing fifteen (15) trading days before the date in question. The term "Closing Price" of per share of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price of the shares of Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on NASDAQ, or
     (B) if the shares of Common Stock are not quoted on NASDAQ, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market, as reported by The National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, (iii) if on any such trading days the shares of Common Stock are not quoted by any such organization, the fair market value per share of Common Stock on such day(s), as determined in good faith by the Board, or (iv) in the event that the Company is no longer registered under the Exchange Act and the Optionee shall at its option request such appraisal, the appraised value thereof as determined by an Independent Financial Expert selected by the Company and approved by Optionee (which approval may be withheld for any reason at Optionee's sole discretion).

          h. "Independent Financial Expert" shall mean a firm that routinely provides securities valuation services, that does not (and whose affiliates do not) have a direct or indirect financial interest in the Company, that has not been, and, if applicable, at the time it is called upon to provide independent valuation services to the Company, is not (and none of whose affiliates is) a promoter, director or officer of the Company or any of its affiliates, or an underwriter with respect to any of its securities, that does not provide any advice or opinions to the Company except solely in the capacity as an Independent Financial Expert; provided, however, that, subject to the agreement at the applicable time of the Optionee, the Company's independent certified public accountant may perform the services of an Independent Financial Expert.

          i. "Liquidation Event" shall mean the decision of the Company's stockholders to dissolve the Company.

          j. "Securities Act" shall mean the Securities Act of 1933, as now in effect or as hereafter amended.

          k.  "Stock Option" shall have the meaning specified in Section 2.

     Section 2. Grant of the Stock Option. Under the terms and conditions hereof, the Company hereby grants to Optionee an option to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $4.96 per share (the "Stock Option"). The Stock Option may be exercised by the Optionee, in whole or in part at any time after, and to the extent, it is or becomes vested as provided in Section 3 below. In no event may the Stock Option granted

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hereunder be exercised, in whole or in part, after the expiration of the term described in Section 8.

     Section 3.  Vesting Schedule.

          a. Except to the extent otherwise provided herein, the Stock Option shall vest fully, and may be exercised by the Optionee, in whole or in part, six months after the effective date of the grant if the Optionee is at that time either an employee or a director of the Company.

          b. Notwithstanding the foregoing, all shares covered by the Stock Option may be exercised fully and immediately without regard to the vesting schedule set forth in this section, in the event of one of the following:

               (1) a Change in Control or announcement of a tender offer that, if successfully completed, would result in a Change in Control, or

               (2)  a Liquidation Event.

          c. Notwithstanding the foregoing, in the event of Optionee's death or Disability, 100% of all shares covered by the Stock Option that are not vested as of the date of such event may be exercised fully and immediately without regard to the vesting schedules set forth in this section.

          d. Notwithstanding the foregoing, if at any time prior to the vesting of the Stock Option, the Optionee ceases to have a relationship with the Company, either as an employee or a director, then the Stock Option shall automatically expire.

     Section 4. Characterization of Stock Option. The Stock Option granted or to be granted hereunder is not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     Section 5. Method of Exercise. The Stock Option shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and, subject to the subsequent provisions hereof, the address to which the certificates representing shares of the Common Stock issuable upon the exercise of such Stock Option shall be mailed. In order to be effective, such written notice shall be accompanied at the time of its delivery to the Company by payment of the exercise price for such shares of Common Stock, which, except as provided below and in Section 6, shall be made in cash or by check payable to the order of the Company. Such notice shall be delivered in person to the Secretary of the Company, or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case, delivery shall be deemed made on the date such notice is deposited in the mail. Whenever shares of Common Stock are to be issued or delivered pursuant hereto, the Company shall require Optionee to pay to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, which payment may be made in cash, by check payable to the order of the Company or in the manner provided in
Section 6 hereof.

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     Section 6.  Alternative Payment for Stock.  In lieu of payment of the exercise price in cash or by check, payment may be made, in whole or in part, by delivery of shares of Common Stock previously issued to Optionee. Unless otherwise permitted by the Company, payment of the exercise price with shares of Common Stock shall be made only with shares owned by Optionee for at least six
(6) months. If payment is made in whole or in part in shares of Common Stock owned by Optionee, then Optionee shall deliver to the Company, in payment of the exercise price of the shares of Common Stock with respect to which such Stock Option is exercised, (i) certificates registered in the name of Optionee representing a number of shares of Common Stock legally and beneficially owned by Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value as of the date of delivery of such notice that is not greater than the exercise price of the shares of Common Stock with respect to which such Stock Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the exercise price of the shares of Common Stock with respect to which such Stock Option is to be exercised exceeds such Fair Market Value, cash or check payable to the order of the Company in an amount equal to the amount of such excess.

     Section 7. Transferability of Stock Option. The Stock Option shall not be subject to sale, assignment or transfer, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. The designation of a beneficiary by Optionee shall not constitute a transfer. The Stock Option shall be exercisable (i) during Optionee's lifetime, only by Optionee (or in the event of his incapacity, by his legal representative) or (ii) following Optionee's death, by his executors, administrators or any person(s) to whom the Stock Option was transferred by will or by the laws of descent and distribution.

     Section 8. Expiration Date of Stock Option. The Stock Option granted pursuant to this Stock Option Agreement shall expire and be of no force and effect after 11:59 p.m. on the day before the tenth anniversary of the date of this Agreement.

     Section 9.  Compliance with Securities Law; Registration.

          a. The Company shall not be required to sell or issue any shares under this Agreement if the issuance of such shares shall constitute a violation by Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. In addition, in connection with the Securities Act, upon exercise of the Stock Option, the Company shall not be required to issue any such shares unless it, in the exercise of its reasonable discretion, has received evidence satisfactory to it to the effect that Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company, in the exercise of its reasonable discretion, has been received by the Company to the effect that such registration is not required. In the event the shares issuable on exercise of the Stock Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

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          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company that registration is not required for such sale or transfer."

          b. As soon as practical after the date hereof, the Company shall file, and use its best efforts to cause to be declared effective, a registration statement on Form S-8 (or any successor or otherwise permissible form) with respect to the Stock Option and the shares of Common Stock issuable upon exercise thereof. The Company shall notify Optionee of the effectiveness of such registration statement and, if applicable, any such amendments or supplements.

     Section 10. Change in Stock and Adjustments. The number of shares covered by Stock Option and the exercise price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith. In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of any other change in capitalization of the Company or as a result of a combination, merger, or reorganization of the Company into or with any other corporation or any other transaction with similar effects, there then shall be substituted (at no additional cost to Optionee) for each share of Common Stock, theretofore subject, or which may become subject, to issuance or transfer hereunder, the number and kind of shares of Common Stock or other securities or other property into which each outstanding share of Common Stock shall be changed or for which each such shares shall be exchanged and the Company may make other equitable adjustments which it deems to be warranted at no additional cost to Optionee. If the Company merges or consolidates with another entity, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised options remain outstanding, all outstanding Stock Options may be cancelled by the Board as of the effective date of such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to Optionee at least thirty days prior to such cancellation.

     In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted hereunder, or which otherwise warrants equitable adjustment because it interferes with the intended operation of this Agreement, then, if the Company shall, in its reasonable discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer hereunder or in the terms and conditions of the outstanding Stock Option, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the number of shares subject to the Stock Option and (ii) the exercise price per share for the outstanding Stock Option.

     Section 11. No Rights as Shareholder. No holder of the Stock Option shall have any rights as a shareholder with respect to shares covered by the Stock Option until the date of

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exercise of the Stock Option as to such shares; and except as otherwise provided in Section 10 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of such exercise.

     Section 12. Employment or Affiliation Obligation. The grant of the Stock Option shall not impose upon the Company any obligation to employ or to continue any employment or other affiliation with the Optionee. The right of the Company to terminate its employment or affiliate relationship with any person, including the Optionee, shall not be diminished or affected by reason of the fact that the Stock Option has been granted.

     Section 13. Notices. Any notice, consent, request or other communication ("Notice") required or permitted to be given hereunder shall be in writing.
Such Notice shall be (a) personally delivered or delivered by messenger, or (b) mailed by certified mail, return receipt requested, postage prepaid, or (c) sent by telecopy or the equivalent (provided, however, that the original Notice of which a facsimile has been transmitted shall in all cases be delivered to the addressee with two (2) business days following such transmission). Notices given hereunder shall be addressed as follows:

     If to the Company:

     US Oncology, Inc.
     16825 Northchase, Suite 1300
     Houston, TX  77060
     Attention:  General Counsel

     If to Optionee:

     Mr. R. Dale Ross
     US Oncology, Inc.
     16825 Northchase, Suite 1300
     Houston, TX  77060

     Any notice given in accordance herewith shall be deemed effective and to have been received by the party to whom such notice is directed (a) upon delivery, if delivered personally or by messenger or sent by telecopy or the equivalent, or (b) three (3) days after the date of deposit in the U.S. Mail, if sent by mail and the return receipt is received by the sender, or upon actual receipt by the party receiving notice in the event that such return receipt is not received by the sender.

     Section 14. Amendment. This Stock Option Plan and Agreement may be modified or amended only by a written instrument executed by the Company and Optionee.

     Section 15. Severability. In the event that any provision of this Stock Option Plan and Agreement shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions hereof, and this Stock Option Plan and Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

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     Section 16.  Gender, Tense and Headings.  Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and are not to be interpreted as part of the construction of this Stock Option Plan and Agreement.

     Section 17. Governing Law. The provisions of this Stock Option Plan and Agreement shall be construed according to the laws of the State of Texas, except as superseded by federal law.

     IN WITNESS WHEREOF, this Stock Option Plan and Agreement is executed effective as of the 14th day of December, 2000.

                              "COMPANY"

                              US ONCOLOGY, INC.

                              By:  /s/ Phillip H. Watts
                                   --------------------
                                   Vice President and General Counsel

                              "OPTIONEE"

                              /s/ R. Dale Ross
                              ----------------
                                    R. Dale Ross


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